UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2004

                        NEW YORK COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-31565              06-1377322
------------------------------   -----------------    --------------------
(State or other jurisdiction   Commission File Number   (I.R.S. Employer
    of incorporation or                                Identification No.)
       organization)


                  615 Merrick Avenue, Westbury, New York 11590
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (516) 683-4100

                                 Not applicable
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K

Item 1.   Changes in Control of Registrant

          Not applicable.

Item 2.   Acquisition or Disposition of Assets

          Not applicable.

Item 3.   Bankruptcy or Receivership

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant

          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure

          Not applicable.

Item 6.   Resignations of Registrant's Directors

          Not applicable.

Item 7.   Financial Statements and Exhibits

               (a)  No financial statements of businesses acquired are required.

               (b)  No pro forma financial information is required.

               (c) Attached as Exhibit 99.1 is a news release issued by New York Community Bancorp, Inc. (the "Company") that was issued on May 9, 2004.

Item 8.   Change in Fiscal Year

          Not applicable.

Item 9.   Regulation FD Disclosure

          On May 9, 2004,  the  Company  issued a news  release,  attached  as
          Exhibit 99.1.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

          Not applicable.

Item 11.  Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
          Plans

          Not applicable.


Item 12. Results of Operations and Financial Condition

         Not applicable.

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                                          SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 9, 2004                               NEW YORK COMMUNITY BANCORP, INC.
----------------------
    Date
                                          /s/ Joseph R. Ficalora
                                          -------------------------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX


99.1     News release issued by the Company on May 9, 2004.

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